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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OF 15(d) OF
                           THE SECURITIES ACT OF 1934




DATE OF REPORT:   JUNE 30, 2000





                       J.B. HUNT TRANSPORT SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





                  ARKANSAS                                      71-0335111
       (STATE OF OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
       INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)




       615 J.B. HUNT CORPORATE DRIVE                              72745
                LOWELL, ARKANSAS
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)






               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (501) 820-0000






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ITEM 2.  Acquisition or Disposition of Assets.

                  Effective June 30, 2000, J.B. Hunt Transport Services, Inc.
              (JBHT) and five other large U.S. transportation companies completed the conversion of their non-asset based logistics businesses into Transplace.com (TPC), a new jointly owned logistics company. This transaction was effected by JBHT contributing all of its transportation logistics business and all related intangible assets and $5.0 million of cash to TPC. In exchange for this disposition of assets, JBHT received an approximate 27% initial membership interest in the fair market value of TPC. This merger of the six transportation companies' logistics businesses was pursuant to an Initial Subscription Agreement dated April 19, 2000 and an Operating Agreement dated April 19, 2000, copies of which are filed as Exhibit 2.1 and 2.2 to this Form 8-K Report.

ITEM 5.  Other Events.

                  On July 13, 2000 - Transplace.com announced that its
              operations had commenced as scheduled on July 1, 2000. This internet-based logistics business is jointly owned by Covenant Transport, Inc. (Nasdaq:CVTI); J. B. Hunt Transport Services, Inc. (Nasdaq:JBHT); M. S. Carriers, Inc. (Nasdaq:MSCA); Swift Transportation Co., Inc. (Nasdaq:SWFT); U. S. Xpress Enterprises, Inc. (Nasdaq:XPRSA), and Werner Enterprises, Inc. (Nasdaq:WERN). All the six founding carriers completed this conversion of their logistics businesses to Transplace.com effective July 1, 2000. A copy of this news release is filed as an exhibit to this Form 8-K.


ITEM 7.       Financial Statements and Exhibits.

              (a) Financial statements of business acquired:

                  JBHT has not determined whether this acquisition requires the filing of historical financial statements. If such statements are required pursuant to Item 7(a) of Form 8-K, the historical financial statements of Transplace.com required by Rule 3-05 of Regulation S-X will be filed no later than September 13, 2000 under cover of Form 8-KA.

              (b) Pro forma financial information:

                  JBHT has not determined whether this acquisition requires the filing of pro forma financial information. If such financial information is required pursuant to Item 7(b) of Form 8-K, the pro forma financial information required by Article 11 of Regulation S-X with respect to the acquisition of a portion of Transplace.com will be filed no later than September 13, 2000 under cover of Form 8-KA.

              (c) Exhibits

                  2.1   Initial Subscription Agreement  dated April 19, 2000

                  2.2   Operating Agreement dated April 19, 2000

                  99.4  News Release of Transplace.com dated July 13, 2000



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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  J.B. HUNT TRANSPORT SERVICES, INC.


                                  By:      /s/  Kirk Thompson
                                           -------------------------------------
                                           Kirk Thompson
                                           President and Chief Executive Officer


                                  By:      /s/  Jerry W. Walton
                                           -------------------------------------
                                           Jerry W. Walton
                                           Executive Vice President, Finance
                                           and Chief Financial Officer


                                  EXHIBIT INDEX
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
Exhibit No.                                 Description of Exhibit
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
2.1 Initial Subscription Agreement of Transplace.com, LLC among Covenant Transport, Inc.; J.B. Hunt Transport Services, Inc.; M.S. Carriers, Inc.; Swift Transportation Co., Inc.; U.S. Xpress Enterprises, Inc., and Werner Enterprises, Inc. dated
              April 19, 2000.

2.2 Operating Agreement of Transplace.com, LLC among Covenant Transport, Inc.; J.B. Hunt Transport Services, Inc.; M.S. Carriers, Inc.; Swift Transportation Co., Inc.; U.S. Xpress Enterprises, Inc., and Werner Enterprises, Inc. dated
              April 19, 2000.

99.4          News Release of Transplace.com dated July 13, 2000
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